                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 99.12

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 3

In re:                                                                 DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company
                                                                             Statement Number:         30
Chapter 11                                                                For the Period FROM:      4/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                                TO:     4/30/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)                          Collateral     Concentration
                                                                   Account         Account
                                                                -------------- ---------------
Balance before Statement #1                                         268,333.21       65,956.21
A.  Total Receipts per all Prior Interim Statements               5,058,238.66    4,026,666.40
B.  Less:  Total Disbursements per all Prior Statements           4,231,903.55    4,025,515.19
C.  Beginning Balance                                           $ 1,094,668.32  $    67,107.42
D.  Receipts during Current Period
    Description
  4/16/2004           High Filers                                     1,489.02
  4/22/2004           Wire Transfer                                                  20,000.00
  4/28/2004           Lion's Gate                                    35,097.50
  4/30/2004           interest                                          724.51

      TOTAL RECEIPTS THIS PERIOD                                     37,311.03       20,000.00                 -               -
                                                                --------------  --------------               ---             ---
 E.   Balance Available (C plus D)                              $ 1,131,979.35  $    87,107.42               $ -             $ -
                                                                --------------  --------------               ---             ---

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 30            Page 2 of 3
F. Less: Disbursements during Current Period:

   Date   Check No.            Payee/Purpose
--------  ---------   ---------------------------------
4/2/2004              ADP Fees                                                     148.56
4/5/2004      37926   Bonded Services, Inc                                        6273.40
4/5/2004      37927   Marathon Services, Inc                                       259.80
4/5/2004      37928   New Wave Entertainment                                       106.00
4/5/2004      37929   Irubin Consulting                                            300.00
4/9/2004              ADP Fees                                                      90.49
4/13/2004             ADP Taxes                                                   8708.35
4/13/2004     8074    Payroll                                                     1019.09
4/13/2004     8075    Payroll                                                    11422.88
4/13/2004     8076    Payroll                                                     1351.59
4/13/2004     8077    Payroll                                                     2385.41
4/16/2004             ADP Fees                                                      35.60
4/16/2004     37930   Blue Shield of California                                    316.00
4/16/2004     37931   Health Net                                                  2339.39
4/16/2004     37932   Hodes Parking                                                400.00
4/16/2004     37933   Alice P.Neuhauser                                            378.65
4/16/2004     37934   Property Management Associates, I                           2000.00
4/16/2004     37935   Recall                                                       578.28
4/16/2004     37936   SBC                                                           43.61
4/16/2004     37937   USI of Southern California                                   642.00
4/22/2004             Wire Transfer                              20000.00
4/23/2004             ADP Fees                                                     210.98
4/26/2004             ADP Taxes                                                   4017.27
4/27/2004     8078    Payroll                                                     1019.09
4/27/2004     8079    Payroll                                                     5810.48
4/27/2004     8080    Payroll                                                     1351.57
4/27/2004     8081    Payroll                                                     2385.39
4/30/2004             ADP Fees                                                     158.56

    TOTAL DISBURSEMENTS THIS PERIOD:                            20,000.00        53,752.44                 -               -
G.  Ending Balance (E less F)                              $ 1,111,979.35      $ 33,354.98               $ -             $ -

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 30            Page 3 of 3

H.   (1)  Collateral Account:
          a)  Depository Name and Location:                Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                                  323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:                Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                                  1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account      1891215236  $          731.10
Bank of Scotland - Pinocchio                 3506258        1,026,987.29   Pound Sterling    Time Deposit
Bank of Scotland - Basil                     3506581          206,221.78   Pound Sterling    Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                            10747301              382.86   Pound Sterling
Freeway\Kushner-Locke                      323-509487  $          255.95
Edge Entertainment                         1891152710  $          172.89
European Films LTD                         1890563818  $        7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture                            178-71491-7         $ 16,890.04
    BLT Venture                            16-524173-1101      $    565.18
    KL MDP Sensation                       60-066-930          $ 17,724.61
    KL\7 Venture                           1890-69-6360        $ 11,905.01
    Denial Venture                         1890-69-6501        $ 42,337.70
    Cracker LLC                            1891-04-1665        $    732.79
    Swing                                  323-518095          $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                     /s/ Alice Neuhauser
                                                     ---------------------------
                                                     Debtor in Possession